SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





                Date of Report (Date of earliest event reported)
                                 April 23, 1998





                              AFSALA BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)




       Delaware                          0-21113                14-1793890
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(State or other jurisdiction         (SEC File No.)             (IRS Employer
     of incorporation)                                          Identification
                                                                   Number)




161 Church Street, Amsterdam, New York                              12010
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(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code:              (518) 842-5700
                                                                 --------------



                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                              AFSALA BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 5.  Other Events
---------------------

         On April 23, 1998, the Registrant jointly announced that it had entered into a Reorganization and Merger Agreement (the "Agreement") with Ambanc Holding Co., Inc., Amsterdam, New York ("Ambanc") for the merger of the Registrant with and into Ambanc and the merger of the Registrant's wholly-owned subsidiary, Amsterdam Federal Bank, with and into Ambanc's wholly-owned subsidiary, Amsterdam Savings Bank, FSB (collectively, the "Merger"). In consideration of the Merger, each outstanding share of common stock of the Registrant will be exchanged for 1.07 shares of Ambanc common stock. Consummation of the Merger is subject to several conditions precedent including, among other things, receipt of stockholder and regulatory approval and the receipt of a written fairness opinion by the Registrant that the consideration offered pursuant to the Agreement is fair from a financial point of view to the stockholders of the Registrant. Under the Agreement, the Registrant's current Chairman, President and Chief Executive Officer will become the President and Chief Executive Officer of the resulting bank upon consummation of the Merger and will become President and Chief Executive Officer of the resulting holding company not later than January 1, 1999. The parties to the Agreement will in the future jointly rename the resulting bank. In addition, four of the Registrant's current directors will become directors of the resulting holding company and resulting bank.

         The parties to the Agreement desire to consummate the merger during the fourth quarter of 1998. The Agreement will expire, however, if the transactions contemplated thereby have not occurred by January 31, 1999.

         As an inducement to Ambanc to enter into the Agreement, Registrant and Ambanc entered into a Stock Option Agreement dated April 24, 1998 ("Option Agreement"). Pursuant to the Option Agreement, Ambanc has the right to purchase 344,500 shares of Registrant common stock at a price of $20.75 per share under certain circumstances, none of which have occurred as of the date hereof.

         For further details, reference is made to the Press Release, the Agreement and the Option Agreement which are attached hereto as Exhibits 99.1,
99.2 and 99.3, respectively, and incorporated herein by this reference.


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
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Exhibit 99.1 --                     Press Release dated April 23, 1998.
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Exhibit 99.2 --                     Reorganization and Merger Agreement dated
------------
                                    April 23, 1998.

Exhibit 99.3 --                     Stock Option Agreement dated April 24, 1998.
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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                    AFSALA BANCORP, INC.



Date: April 28, 1998                                By: /s/John M. Lisicki
     ------------------------                           ------------------------
                                                        John M. Lisicki
                                                        President and Chief
                                                        Executive Officer